UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 3, 2014

(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.

Hercules, California 94547

(Address of principal executive offices, including zip code)

(510) 724-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On November 3, 2014, Bio-Rad Laboratories, Inc. (the “Company”) resolved both the U.S. Department of Justice (the “DOJ”) and the U.S. Securities and Exchange Commission (the “SEC”) investigations into the Company’s past violations of the Foreign Corrupt Practices Act (the “FCPA”).

Effective November 3, 2014, the Company entered into a Non-Prosecution Agreement with the DOJ (the “NPA”), which concerns violations of the FCPA’s books and records and internal control provisions related to Russia during 2005-2010. Pursuant to the NPA, the Company agreed to pay a penalty of $14.4 million and to certain compliance, reporting and cooperation obligations, and the DOJ agreed that it will not criminally prosecute the Company for any crimes related to conduct disclosed to the DOJ, provided that the Company performs its obligations under the NPA for two years.

Effective November 3, 2014, the Company consented to the entry of an Order by the SEC (the “SEC Order”), which concerns violations of the FCPA’s books and records, internal controls, and anti-bribery provisions related to Russia, and violations of the FCPA’s books and records and internal controls provisions related to Vietnam and certain of our Thailand operations during 2005-2010. Pursuant to the SEC Order, the Company will pay $40.7 million in disgorgement and interest, make certain reports to the SEC on its anti-corruption compliance and remediation efforts over the next two years, and cease and desist any violations of the FCPA.

In the NPA and the SEC Order, the DOJ and the SEC, respectively, took into account the Company’s initial voluntary self-disclosure of the potential FCPA violations, the Company’s own extensive investigation and cooperation with their investigations and its extensive and significant remediation efforts to date. Neither the NPA nor the SEC Order requires the appointment of an independent external monitor to oversee the Company’s activities or its compliance with applicable laws.

ITEM 8.01	OTHER EVENTS.

On November 3, 2014, the Company issued a press release announcing that it had resolved FCPA matters with the U.S. government. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Press release of Bio-Rad Laboratories, Inc. dated November 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date: November 3, 2014	By:	/s/ Shawn M. Soderberg
Shawn M. Soderberg
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Bio-Rad Laboratories, Inc. dated November 3, 2014.